UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2006

                               INDIGO-ENERGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            Nevada                   002-75313               84-0871427
(State or other jurisdiction of     (Commission              (IRS Employee
incorporation or organization)      File Number)           Identification No.)

     11350 Random Hills Road, Suite 800, Fairfax, Virginia           22030
            (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:             (703) 385-8880


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) The Company retained L J Soldinger Associates, LLC ("LJSA") as its new independent auditors as of June 8, 2006 to review our financial statements commencing with the quarter ended March 31, 2006 and audit our financial statements commencing with the year ended December 31, 2006. LJSA is located at 21925 Field Parkway, Deer Park, IL 60010. Prior to such date, the Company, did not consult with LJSA regarding (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered Davidson or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

(d) On June 8, 2006, we appointed Edward J. Bronson, Esq. as a member of the Board of Directors. Mr. Bronson is also Counsel to us. For the past five years, Mr. Bronson has been self employed as a business consultant. Mr. Bronson graduated from New York Law School with a J.D. in 1995 and George Washington University with a B.S. in finance in 1989.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b) As noted in our Form 8-K filed on February 2, 2006, the Company (Procare America, Inc.) on December 15, 2005 acquired all of the outstanding common shares of Indigo Land & Development, Inc. and therefore was the legal acquirer in the merger. For accounting purposes, the acquisition has been treated as the acquisition of Procare America by Indigo Land & Development and as a recapitalization of Indigo Land & Development. Indigo Land & Development was the accounting acquirer since its shareholders acquired a majority ownership interest in Procare America. Consequently, going forward, the historical financial information included in the financial statements of the Company prior to December 15, 2005 will be that of Indigo Land & Development. The fiscal year end of Indigo Land & Development is December 31 which has now become the Company's fiscal year end.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INDIGO-ENERGY, INC.

                           By:  /s/ David Larson
                                ----------------
                                DAVID LARSON

Dated: June 15, 2006